                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kevin J. Brown, Vice President and Chief Financial Officer of Robbins & Myers, Inc. ("the Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Annual Report on Form 10-K of the Company for the period ended August 31, 2004 (the "Annual Report") fully complies with the requirements of section 33(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78c(d)) and

      2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 4, 2004

                                                     /s/ Kevin J. Brown
                                                     ---------------------------
                                                     Kevin J. Brown
                                                     Vice President and
                                                     Chief Financial Officer

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